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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Eclipsys Corporation of our report dated April 20, 1998, except as to Note 13 which is as of June 9, 1998, relating to the financial statements of Eclipsys Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                            /s/ PricewaterhouseCoopers LLP
                                          --------------------------------------

Atlanta, Georgia
December 2, 1998